Prospectus	December 15, 2017, as revised April 2, 2018
Institutional Class: (ICIFX)

Invesco Conservative Income Fund
Invesco Conservative Income Fund's investment objective is to provide capital preservation and current income while maintaining liquidity.
As with all other mutual fund securities, the U.S. Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
An investment in the Fund:
■	is not FDIC insured;
■	may lose value; and
■	is not guaranteed by a bank.

                                  Invesco Management Trust

Fund Summary
Investment Objective(s)
The Fund's investment objective is to provide capital preservation and current income while maintaining liquidity.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)
Class:	Institutional
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Institutional
Management Fees	0.25%

Distribution and/or Service (12b-1) Fees	None

Other Expenses	0.16

Total Annual Fund Operating Expenses	0.41

Fee Waiver and/or Expense Reimbursement[1]	0.11

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.30

1	Invesco Advisers, Inc. (Invesco or the Adviser) has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding certain items discussed in the SAI) of Institutional Class shares to 0.30% of the Fund's average daily net assets (the “expense limit”). Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2019. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limit without approval of the Board of Trustees.
Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement in the first year and the Total Annual Fund Operating Expenses thereafter.
Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$31	$121	$219	$507

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 61% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund invests primarily in money market and fixed income securities.
The Fund invests in a diversified portfolio of short duration, investment grade money market and fixed income securities, including: (i) securities issued by the U.S. Government or its agencies; (ii) certificates of deposit and time deposits from U.S. and foreign banks; (iii) repurchase agreements; (iv) commercial paper; (v) municipal securities; (vi) domestic and foreign corporate debt obligations; (vii) sovereign debt and obligations of supra-national entities; and (viii) money market funds. Fixed income securities may include instruments with a fixed or floating rate of interest.
The Fund may invest in debt securities of foreign issuers denominated in U.S. dollars.
The Fund may engage in repurchase agreement transactions that are collateralized by cash or government securities. In addition, it may engage in repurchase agreement transactions that are collateralized by nongovernment securities such as equity securities or fixed income securities that are rated investment grade and below investment grade by nationally recognized statistical rating organizations or unrated securities of comparable quality.
The Fund may purchase asset-backed securities.
The Fund may also invest in new debt offerings and securities that are subject to resale restrictions such as those contained in Rule 144A promulgated under the Securities Act of 1933, as amended, which securities may be illiquid or thinly traded. The Fund’s investments may include securities that do not produce immediate cash income, such as zero coupon securities and payment-in-kind securities.
The Fund may purchase and sell securities on a when-issued and delayed delivery basis, which means that the Fund buys or sells a security with payment and delivery taking place in the future. The Fund may also engage in “to be announced” (TBA) transactions, which are transactions in which a fund buys or sells mortgage-backed securities on a forward commitment basis.
The Fund can invest in derivative instruments including futures contracts and swap contracts.
The Fund can use futures contracts, including Treasury and interest rate futures, to increase or reduce its exposure to interest rate changes.
The Fund can use swap contracts, including interest rate swaps, to hedge or adjust its exposure to interest rates. The Fund can also use swap contracts, including credit default swaps, to create long or short exposure to corporate or sovereign debt securities.
The Fund will invest more than 25% of its net assets in the financial services sector.
The Fund will attempt to maintain a dollar-weighted average portfolio duration of less than one year.
The portfolio managers collaborate with teams of market-specific specialists to implement the Fund’s strategy. Although these specialists provide input in the management of the Fund, the portfolio managers retain responsibility for ensuring the Fund is positioned appropriately in terms of risk exposures and portfolio structure.
In general, the portfolio managers will look for attractive risk-reward opportunities and securities that best enable the Fund to achieve its objectives. Decisions to purchase or sell securities are primarily determined by relative value considerations along with economic and credit-related fundamentals, market supply and demand, market dislocations and situation-specific opportunities. The purchase or sale of securities may also be related to a decision to alter the Fund’s risk exposures (such as duration, yield curve positioning, and sector exposure), a need to limit or reduce the Fund’s exposure to a particular security or issuer, degradation of an issuer’s credit quality, or general liquidity needs of the Fund.
Principal Risks of Investing in the Fund
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:
Asset-Backed Securities Risk. Asset-backed securities are subject to prepayment or call risk, which is the risk that a borrower's payments may

1                                  Invesco Management Trust

be received earlier or later than expected due to changes in prepayment rates on underlying loans, which could result in the Fund reinvesting these early payments at lower interest rates, thereby reducing the Fund's income. Asset-backed securities also are subject to extension risk, which is the risk that a rise in interest rates could reduce the rate of prepayments, causing the price of the asset-backed securities and the Fund’s share price to fall.
Changing Fixed Income Market Conditions Risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near, at or below zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.
Debt Securities Risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.
Derivatives Risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Derivatives strategies may not always be successful. For example, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
Financial Services Sector Risk. The Fund concentrates its investments in the financial services sector. The Fund may be susceptible to adverse economic or regulatory occurrences affecting the financial services sector.
Financial services companies are subject to extensive government regulation and are disproportionately affected by unstable interest rates, each of which could adversely affect the profitability of such companies. Financial services companies may also have concentrated portfolios, which makes them especially vulnerable to unstable economic conditions.
Foreign Government Debt Risk. Investments in foreign government debt securities (sometimes referred to as sovereign debt securities) involve certain risks in addition to those relating to foreign securities or debt securities generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse in the event of a default against the defaulting government. Without the approval of debt holders, some governmental debtors have in the past been able to reschedule or restructure their debt payments or declare moratoria on payments.
Foreign Securities Risk. The Fund's foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
Liquidity Risk. The Fund may be unable to sell illiquid investments at the time or price it desires and, as a result, could lose its entire investment in such investments. Liquid securities can become illiquid during periods of market stress. If a significant amount of the Fund’s securities become illiquid, the Fund may not be able to timely pay redemption proceeds and may need to sell securities at significantly reduced prices.
Management Risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
Market Risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
Money Market Fund Risk. Although money market funds generally seek to preserve the value of an investment at $1.00 per share, the Fund may lose money by investing in money market funds. A money market fund's sponsor has no legal obligation to provide financial support to the money market fund. The credit quality of a money market fund's holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the money market fund's share price. A money market fund's share price can also be negatively affected during periods of high redemption pressures, illiquid markets and/or significant market volatility.
Municipal Securities Risk. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Constitutional
2                                  Invesco Management Trust

amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.
Repurchase Agreement Risk. The Fund is subject to the risk that the counterparty may default on its obligation to repurchase the underlying instruments collateralizing the repurchase agreement, which may cause the Fund to lose money. These risks are magnified to the extent that a repurchase agreement is secured by securities other than cash or U.S. Government securities.
TBA Transactions Risk. TBA transactions involve the risk of loss if the securities received are less favorable than what was anticipated by the Fund when entering into the TBA transaction, or if the counterparty fails to deliver the securities.
U.S. Government Obligations Risk. Obligations of U.S. Government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the U.S. Government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
When-Issued, Delayed Delivery and Forward Commitment Risks. When-issued and delayed delivery transactions subject the Fund to market risk because the value or yield of a security at delivery may be more or less than the purchase price or yield generally available when delivery occurs, and counterparty risk because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction. These transactions also have a leveraging effect on the Fund because the Fund commits to purchase securities that it does not have to pay for until a later date, which increases the Fund’s overall investment exposure and, as a result, its volatility.
Yield Risk. The Fund’s yield will vary as the short-term securities in its portfolio mature or are sold and the proceeds are reinvested in other securities. When interest rates are very low, the Fund’s expenses could absorb all or a portion of the Fund’s income and yield. Additionally, inflation may outpace and diminish investment returns over time.
Zero Coupon or Pay-In-Kind Securities Risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than loans that periodically pay interest.
Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund's performance to that of a broad-based/style specific securities market benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to those of the Fund. For more information on the benchmarks used see the “Benchmark Descriptions” section in the prospectus. The Fund's past performance (before and after taxes) is not necessarily an indication of its future performance.
Updated performance information is available on the Fund's Web site at www.invesco.com/us.

Annual Total Returns
Best Quarter (ended March 31, 2016): 0.40%
Worst Quarter (ended September 30, 2015): 0.03%
Average Annual Total Returns (for the periods ended December 31, 2017)
	1 Year	Since Inception
Institutional: Inception (7/1/2014)
Return Before Taxes	1.45%	0.87%
Return After Taxes on Distributions	0.86	0.51
Return After Taxes on Distributions and Sale of Fund Shares	0.82	0.50

ICE BofAML U.S. Treasury Bill Index	0.81	0.37

Lipper Ultra Short Obligations Funds Index	1.33	0.91

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Management of the Fund
Investment Adviser: Invesco Advisers, Inc. (Invesco or the Adviser)
Portfolio Managers	Title	Length of Service on the Fund
Laurie F. Brignac	Portfolio Manager	2014

Joseph Madrid	Portfolio Manager	2015

Marques Mercier	Portfolio Manager	2014

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any business day through your financial adviser, through our Web site at www.invesco.com/us, by mail to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078, or by telephone at 800-659-1005.
The minimum investments for Institutional Class fund accounts are as follows:
Initial Investments Per Fund Account*	$1,000

Additional Investments Per Fund Account	No minimum

*	Invesco Distributors has the discretion to accept orders on behalf of the clients for lesser amounts.
Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s Web site for more information.
3                                  Invesco Management Trust

Investment Objective(s), Strategies, Risks and Portfolio Holdings

Objective(s) and Strategies
The Fund’s investment objective is to provide capital preservation and current income while maintaining liquidity. The Fund’s investment objective may be changed by the Board of Trustees (the Board) without shareholder approval.
The Fund invests primarily in money market and fixed income securities.
The Fund invests in a diversified portfolio of short duration, investment grade money market and fixed income securities, including: (i) securities issued by the U.S. Government or its agencies; (ii) certificates of deposit and time deposits from U.S. and foreign banks; (iii) repurchase agreements; (iv) commercial paper; (v) municipal securities; (vi) domestic and foreign corporate debt obligations; (vii) sovereign debt and obligations of supra-national entities; and (viii) money market funds. Fixed income securities may include instruments with a fixed or floating rate of interest.
Investment grade securities are: (i) securities rated BBB- or higher by Standard & Poor's Ratings Services (S&P) or Baa3 or higher by Moody's Investors Service, Inc. (Moody's) or an equivalent rating by another nationally recognized statistical rating organization (NRSRO), (ii) securities with comparable short-term NRSRO ratings, or (iii) unrated securities determined by the Adviser to be of comparable quality, each at the time of purchase.
The Fund may invest in debt securities of foreign issuers denominated in U.S. dollars.
The Fund may engage in repurchase agreement transactions that are collateralized by cash or government securities. In addition, it may engage in repurchase agreement transactions that are collateralized by nongovernment securities such as equity securities or fixed income securities that are rated investment grade and below investment grade by NRSROs or unrated securities of comparable quality.
The Fund may purchase asset-backed securities.
The Fund may also invest in new debt offerings and securities that are subject to resale restrictions such as those contained in Rule 144A promulgated under the Securities Act of 1933, as amended, which securities may be illiquid or thinly traded. The Fund’s investments may include securities that do not produce immediate cash income, such as zero coupon securities and payment-in-kind securities. Zero coupon securities are debt securities that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. Payment-in-kind securities are debt securities that pay interest through the issuance of additional securities.
The Fund may purchase and sell securities on a when-issued and delayed delivery basis, which means that the Fund buys or sells a security with payment and delivery taking place in the future. The payment obligation and the interest rate are fixed at the time the Fund enters into the commitment. No income accrues on such securities until the date the Fund actually takes delivery of the securities. The Fund may also engage in “to be announced” (TBA) transactions, which are transactions in which a fund buys or sells mortgage-backed securities on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount at the time the TBA is entered into.
The Fund can invest in derivative instruments including futures contracts and swap contracts.
A futures contract is a standardized agreement between two parties to buy or sell a specified quantity of an underlying asset at a specified price at a specified future time. The value of the futures contract tends to increase and decrease in tandem with the value of the underlying asset. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled by purchasing an offsetting contract, physically delivering the underlying asset on the settlement date or paying a cash settlement amount on the settlement date. The Fund can use futures contracts, including Treasury and interest rate futures, to increase or reduce its exposure to interest rate changes.
A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, commodities, currencies or other assets. The notional amount of a swap is based on the nominal or face amount of a referenced asset that is used to calculate payments made on that swap; the notional amount typically is not exchanged between counterparties. The parties to the swap use variations in the value of the underlying asset to calculate payments between them through the life of the swap. The Fund can use swap contracts, including interest rate swaps, to hedge or adjust its exposure to interest rates. The Fund can also use swap contracts, including credit default swaps, to create long or short exposure to corporate or sovereign debt securities.
The Fund will invest more than 25% of its net assets in the financial services sector.
The Fund will attempt to maintain a dollar-weighted average portfolio duration of less than one year. Duration is a measure of volatility expressed in years and represents the anticipated percent change in a bond's price at a single point in time for a 1% change in yield. As duration increases, volatility increases as applicable interest rates change.
The portfolio managers collaborate with teams of market-specific specialists to implement the Fund’s strategy. Although these specialists provide input in the management of the Fund, the portfolio managers retain responsibility for ensuring the Fund is positioned appropriately in terms of risk exposures and portfolio structure.
In general, the portfolio managers will look for attractive risk-reward opportunities and securities that best enable the Fund to achieve its objectives. Decisions to purchase or sell securities are primarily determined by relative value considerations along with economic and credit-related fundamentals, market supply and demand, market dislocations and situation-specific opportunities. The purchase or sale of securities may also be related to a decision to alter the Fund’s risk exposures (such as duration, yield curve positioning and sector exposure), a need to limit or reduce the Fund’s exposure to a particular security or issuer, degradation of an issuer’s credit quality or general liquidity needs of the Fund.
In anticipation of or in response to market, economic, political, or other conditions, the Fund’s portfolio managers may temporarily use a different investment strategy for defensive purposes. If the Fund’s portfolio managers do so, different factors could affect the Fund’s performance and the Fund may not achieve its investment objective.
The Fund’s investments in the types of securities and other investments described in this prospectus vary from time to time, and, at any time, the Fund may not be invested in all of the types of securities and other investments described in this prospectus. The Fund may also invest in securities and other investments not described in this prospectus.
For more information, see “Description of the Fund and Its Investments and Risks” in the Fund’s SAI.
Risks
The principal risks of investing in the Fund are:
Asset-Backed Securities Risk. Asset-backed securities differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. Asset-backed securities are subject to prepayment or call risk, which is the risk that a borrower's payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund's income. Asset-backed securities also are subject to extension risk. A rise in interest rates could
4                                  Invesco Management Trust

reduce the rate of prepayments and extend the life of the asset-backed securities, causing the price of the asset-backed securities and the Fund’s share price to fall.
Changing Fixed Income Market Conditions Risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near, at or below zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may persist in the future, potentially leading to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. In addition, because of changing central bank policies, the Fund may experience higher than normal shareholder redemptions which could potentially increase portfolio turnover and the Fund’s transaction costs and potentially lower the Fund’s performance returns.
Debt Securities Risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. If an issuer seeks to restructure the terms of its borrowings or the Fund is required to seek recovery upon a default in the payment of interest or the repayment of principal, the Fund may incur additional expenses. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.
Derivatives Risk. A derivative is an instrument whose value depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, which are described below.
■	Counterparty Risk. Certain derivatives do not trade on an established exchange (referred to as over-the-counter (OTC) derivatives) and are simply financial contracts between the Fund and a counterparty. When the Fund is owed money on an OTC derivative, the Fund is dependent on the counterparty to pay or, in some cases, deliver the underlying asset, unless the Fund can otherwise sell its derivative contract to a third party prior to its expiration. Many counterparties are financial institutions such as banks and broker-dealers and their creditworthiness (and ability to pay or perform) may be negatively impacted by factors affecting financial institutions generally. In addition, in the event that a counterparty becomes bankrupt or insolvent, the Fund’s ability to recover the collateral that the Fund has on deposit with the counterparty could be delayed or impaired. For derivatives traded on a centralized exchange, the Fund generally is dependent upon the solvency of the relevant exchange clearing house (which acts as a guarantor for each contractual obligation under such derivatives) for payment on derivative instruments for which the Fund is owed money.
■	Leverage Risk. Many derivatives do not require a payment up front equal to the economic exposure created by holding a position in the derivative, which creates a form of leverage. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset. Leverage may therefore make the Fund’s returns more volatile and increase the risk of loss. The Fund segregates or earmarks liquid assets with a value at least equal to the amount that the Fund owes the derivative counterparty each day, if any, or otherwise holds instruments that offset the Fund’s daily obligation under the derivatives instrument. This process is sometimes referred to as “cover.” The amount of liquid assets needed as cover will fluctuate over time as the value of the derivative instrument rises and falls. If the value of the Fund’s derivative positions or the value of the assets used as cover unexpectedly decreases, the Fund may be forced to segregate additional liquid assets as cover or sell assets at a disadvantageous time or price to meet its derivative obligations or to meet redemption requests, which could affect management of the Fund and the Fund’s returns. In certain market conditions, losses on derivative instruments can grow larger while the value of the Fund’s other assets fall, resulting in the Fund’s derivative positions becoming a larger percentage of the Fund’s investments.
■	Liquidity Risk. There is a smaller pool of buyers and sellers for certain derivatives, particularly OTC derivatives, than more traditional investments such as stocks. These buyers and sellers are often financial institutions that may be unable or unwilling to buy or sell derivatives during times of financial or market stress. Derivative instruments may therefore be less liquid than more traditional investments and the Fund may be unable to sell or exit its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. To the extent that the Fund is unable to exit a derivative position because of market illiquidity, the Fund may not be able to prevent further losses of value in its derivatives holdings and the liquidity of the Fund and its ability to meet redemption requests may be impaired to the extent that a substantial portion of the Fund’s otherwise liquid assets must be used as margin or cover. Another consequence of illiquidity is that the Fund may be required to hold a derivative instrument to maturity and take or make delivery of the underlying asset that the Adviser would otherwise have attempted to avoid.
■	Other Risks. Compared to other types of investments, derivatives may be harder to value and may also be less tax efficient, as described under the “Taxes” section of the prospectus. In addition, changes in government regulation of derivative instruments could affect the character, timing and amount of the Fund’s taxable income or gains, and may limit or prevent the Fund from using certain types of derivative instruments as a part of its investment strategy, which could make the investment strategy more costly to implement or require the Fund to change its investment strategy. Derivatives strategies may not always be successful. For example, the extent that the Fund uses derivatives for hedging or to gain or limit exposure to a particular market or market segment, there may be imperfect correlation between the value of the derivative instrument and the value of the instrument being hedged or the relevant market or market segment, in which case the Fund may not realize the intended benefits. There is also the risk that during adverse market conditions, an instrument which would usually operate as a hedge provides no hedging benefits at all. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company.
Financial Services Sector Risk. The Fund concentrates its investments in the financial services sector. The Fund may be susceptible to adverse economic or regulatory occurrences affecting the financial services sector. Financial services companies are subject to extensive government regulation and, as a result, their profitability may be affected by new
5                                  Invesco Management Trust

regulations or regulatory interpretations. Unstable interest rates can have a disproportionate effect on companies in the financial services sector which could adversely affect the profitability of such companies. Financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios, which makes them especially vulnerable to unstable economic conditions.
Foreign Government Debt Risk. Investments in foreign government debt securities (sometimes referred to as sovereign debt securities) involve certain risks in addition to those relating to foreign securities or debt securities generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse in the event of a default against the defaulting government. A foreign government debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt burden, the foreign government debtor’s policy toward its principal international lenders and local political constraints. Certain issuers of foreign government debt may be dependent on disbursements from foreign governments, multinational agencies and other entities to reduce principal and interest arrearages on their debt. Without the approval of debt holders, some governmental debtors have in the past been able to reschedule or restructure their debt payments or declare moratoria on payments.
Foreign Securities Risk. The value of the Fund's foreign investments may be adversely affected by political and social instability in the home countries of the issuers of the investments, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls, and may therefore be more susceptible to fraud or corruption. Also, there may be less publicly available information about companies in certain foreign countries than about U.S. companies making it more difficult for the Adviser to evaluate those companies. The laws of certain countries may put limits on the Fund’s ability to recover its assets held at a foreign bank if the foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
Liquidity Risk. The Fund may be unable to sell illiquid investments at the time or price it desires and, as a result, could lose its entire investment in such investments. An investment may be illiquid due to a lack of trading volume in the investment or if the investment is privately placed and not traded in any public market or is otherwise restricted from trading. Certain restricted securities require special registration and pose valuation difficulties. Liquid securities can become illiquid during periods of market stress. If a significant amount of the Fund’s securities become illiquid, the Fund may not be able to timely pay redemption proceeds and may need to sell securities at significantly reduced prices.
Management Risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. There can be no guarantee that the Adviser’s investment techniques or investment decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investments or investment strategies available to the investment manager in connection with managing the Fund, which may also adversely affect the ability of the Fund to achieve its investment objective.
Market Risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. The value of the Fund’s investments may go up or down due to general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, or adverse investor sentiment generally. The value of the Fund’s investments may also go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in production costs and competitive conditions within an industry. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
Money Market Fund Risk. Although money market funds generally seek to preserve the value of an investment at $1.00 per share, the Fund may lose money by investing in money market funds. A money market fund's sponsor has no legal obligation to provide financial support to the money market fund. The credit quality of a money market fund's holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the money market fund's share price. A money market fund's share price can also be negatively affected during periods of high redemption pressures, illiquid markets and/or significant market volatility.
Municipal Securities Risk. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. Municipal obligations may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. Municipal securities structured as revenue bonds are generally not backed by the taxing power of the issuing municipality but rather the revenue from the particular project or entity for which the bonds were issued. If the Internal Revenue Service determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could be treated as taxable, which could result in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.
Repurchase Agreement Risk. Repurchase agreements expose the Fund to the risk that the counterparty defaults on its obligation to repurchase the underlying instruments collateralizing the repurchase agreement. In this circumstance, the Fund could lose money if the underlying instruments used as collateral lose their value before they can be sold. These risks are magnified to the extent that a repurchase agreement is secured by securities other than cash or U.S. Government securities.
TBA Transactions Risk. TBA transactions involve the risk that the securities received may be less favorable than what was anticipated by the Fund when entering into the TBA transaction. TBA transactions also involve the risk that the counterparty will fail to deliver the securities, exposing the
6                                  Invesco Management Trust

Fund to further losses. Whether or not the Fund takes delivery of the securities at the termination date of a TBA transaction, the Fund will nonetheless be exposed to changes in the value of the underlying investments during the term of the agreement.
U.S. Government Obligations Risk. Obligations of U.S. Government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the U.S. Government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
When-Issued, Delayed Delivery and Forward Commitment Risks. When-issued and delayed delivery transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the counterparty to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. These transactions have a leveraging effect on the Fund because the Fund commits to purchase securities that it does not have to pay for until a later date. These investments therefore increase the Fund’s overall investment exposure and, as a result, its volatility. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has set aside to cover these positions.
Yield Risk. The Fund’s yield will vary as the short-term securities in its portfolio mature or are sold and the proceeds are reinvested in other securities. When interest rates are very low, the Fund’s expenses could absorb all or a portion of the Fund’s income and yield. Additionally, inflation may outpace and diminish investment returns over time.
Zero Coupon or Pay-In-Kind Securities Risk. Zero coupon and pay-in-kind securities may be subject to greater fluctuation in value and less liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods. Prices on non-cash-paying instruments may be more sensitive to changes in the issuer’s financial condition, fluctuation in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative. Investors may purchase zero coupon and pay-in-kind securities at a price below the amount payable at maturity. Because such securities do not entitle the holder to any periodic payments of interest prior to maturity, this prevents any reinvestment of interest payments at prevailing interest rates if prevailing interest rates rise. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than coupon loans. Pay-in-kind securities may have a potential variability in valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral. Special tax considerations are associated with investing in certain lower-grade securities, such as zero coupon or pay-in-kind securities.
Portfolio Holdings
A description of Fund policies and procedures with respect to the disclosure of Fund portfolio holdings is available in the SAI, which is available at www.invesco.com/us.

Fund Management

The Adviser(s)
Invesco serves as the Fund’s investment adviser. The Adviser manages the investment operations of the Fund as well as other investment portfolios that encompass a broad range of investment objectives, and has agreed to perform or arrange for the performance of the Fund’s day-to-day management. The Adviser is located at 1555 Peachtree Street, N.E., Atlanta,
Georgia 30309. The Adviser, as successor in interest to multiple investment advisers, has been an investment adviser since 1976.
Sub-Advisers. Invesco has entered into a Sub-Advisory Agreements with certain affiliates to serve as sub-advisers to the Fund (the Sub-Advisers). Invesco may appoint the Sub-Advisers from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the Fund. The Sub-Advisers and the Sub-Advisory Agreements are described in the SAI.
Potential New Sub-Advisers (Exemptive Order Structure). The SEC has also granted exemptive relief that permits the Adviser, subject to certain conditions, to enter into new sub-advisory agreements with affiliated or unaffiliated sub-advisers on behalf of the Fund without shareholder approval. The exemptive relief also permits material amendments to existing sub-advisory agreements with affiliated or unaffiliated sub-advisers (including the Sub-Advisory Agreements with the Sub-Advisers) without shareholder approval. Under this structure, the Adviser has ultimate responsibility, subject to oversight of the Board, for overseeing such sub-advisers and recommending to the Board their hiring, termination, or replacement. The structure does not permit investment advisory fees paid by the Fund to be increased without shareholder approval, or change the Adviser's obligations under the investment advisory agreement, including the Adviser's responsibility to monitor and oversee sub-advisory services furnished to the Fund.
Exclusion of Adviser from Commodity Pool Operator Definition
With respect to the Fund, the Adviser has claimed an exclusion from the definition of “commodity pool operator” (CPO) under the Commodity Exchange Act (CEA) and the rules of the Commodity Futures Trading Commission (CFTC) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, the Adviser is relying upon a related exclusion from the definition of “commodity trading advisor” (CTA) under the CEA and the rules of the CFTC with respect to the Fund.
The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable forwards. The Fund is permitted to invest in these instruments as further described in the Fund’s SAI. However, the Fund is not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Adviser’s reliance on these exclusions, or the Fund, its investment strategies or this prospectus.
Adviser Compensation
During the fiscal year ended August 31, 2017, the Adviser received compensation of 0.12% of Invesco Conservative Income Fund's average daily net assets, after fee waiver and/or expense reimbursement, if any.
The Adviser, Invesco Distributors, or one of their affiliates may, from time to time, at their expense out of their own financial resources make cash payments to financial intermediaries for marketing support and/or administrative support. These marketing support payments and administrative support payments are in addition to the payments by the Fund described in this prospectus. Because they are not paid by the Fund, these marketing support payments and administrative support payments will not change the price paid by investors for the purchase of the Fund’s shares or the amount that the Fund will receive as proceeds from such sales. In certain cases these cash payments could be significant to the financial intermediaries. These cash payments may also create an incentive for a financial intermediary to recommend or sell shares of the Fund to its customers. Please contact your financial intermediary for details about any payments they or their firm may receive in connection with the sale of shares of the Fund or the provision of services to the Fund. Also, please see the Fund’s SAI for more information about these types of payments.
A discussion regarding the basis for the Board’s approval of the investment advisory agreement and investment sub-advisory agreements of
7                                  Invesco Management Trust

the Fund is available in the Fund’s most recent annual report to shareholders for the twelve-month period ended August 31.
Portfolio Managers
The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:
■	Laurie F. Brignac, Portfolio Manager, who has been responsible for the Fund since 2014 and has been associated with Invesco and/or its affiliates since 1992.
■	Joseph Madrid, Portfolio Manager, who has been responsible for the Fund since 2015 and has been associated with Invesco and/or its affiliates since 2009.
■	Marques Mercier, Portfolio Manager, who has been responsible for the Fund since 2014 and has been associated with Invesco and/or its affiliates since 1994.
More information on the portfolio managers may be found at www.invesco.com/us. The Web site is not part of this prospectus.
The Fund's SAI provides additional information about the portfolio managers’ investments in the Fund, a description of the compensation structure and information regarding other accounts managed.

Other Information

Dividends and Distributions
The Fund expects, based on its investment objective and strategies, that its distributions, if any, will consist primarily of ordinary income.
Dividends
The Fund generally declares dividends from net investment income, if any, daily and pays them monthly.
Capital Gains Distributions
The Fund generally distributes long-term and short-term capital gains (net of any available capital loss carryovers), if any, at least annually. Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows. During a time of economic volatility, the Fund may experience capital losses and unrealized depreciation in value of investments, the effect of which may be to reduce or eliminate capital gains distributions for a period of time. Even though the Fund may experience a current year loss, it may nonetheless distribute prior year capital gains.

Benchmark Descriptions

ICE BofAML U.S. Treasury Bill Index tracks the performance of U.S. dollar-denominated U.S. Treasury Bills publicly issued in the U.S. domestic market.
Lipper Ultra Short Obligations Funds Index is an unmanaged index considered representative of ultra-short funds tracked by Lipper.
8                                  Invesco Management Trust

Financial Highlights
The financial highlights show the Fund’s financial history for the past five fiscal years or, if shorter, the period of operations of the Fund or any of its share classes. The financial highlights table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single Fund share.
The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).
This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover(c)
Institutional Class
Year ended 08/31/17	$10.02	$0.12	$ 0.00	$0.12	$(0.12)	$0.00	$(0.12)	$10.02	1.23%	$288,308	0.28% (d)	0.41% (d)	1.22% (d)	61%
Year ended 08/31/16	9.99	0.09	0.02	0.11	(0.08)	—	(0.08)	10.02	1.08	104,692	0.28	0.59	0.87	84
Year ended 08/31/15	10.00	0.04	(0.01)	0.03	(0.04)	—	(0.04)	9.99	0.32	24,987	0.28	1.02	0.42	64
Year ended 08/31/14(e)	10.00	0.00	0.00	0.00	(0.00)	—	(0.00)	10.00	0.04	25,007	0.26 (f)	1.93 (f)	0.22 (f)	4

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $137,320.
(e)	Commencement date of July 1, 2014.
(f)	Annualized.
9                                  Invesco Management Trust

Shareholder Account Information
Purchasing Shares
You may purchase Fund shares with cash or, in certain instances if approved by the Fund, securities in which the Fund is authorized to invest. If you hold your shares through a financial intermediary, your eligibility to purchase shares and the terms by which you may purchase, redeem and exchange shares may differ depending on your financial intermediary’s policies.

Minimum Investments Per Fund Account
The minimum investments for Fund accounts are as follows:
Fund	Initial Investments*	Additional Investments
Invesco Conservative Income Fund	$1,000	No minimum
*	Invesco Distributors has the discretion to accept orders on behalf of clients for lesser amounts.
How to Purchase Shares
Purchase Options
	Opening An Account	Adding To An Account
Through a Financial Intermediary	Contact your financial intermediary	Same
The financial intermediary should forward your completed account application to the Fund’s transfer agent,
Invesco Investment Services, Inc. P.O. Box 219286 Kansas City, MO 64121-9286
The financial intermediary should call the Fund’s transfer agent at (800) 659-1005 to receive an account number.
The intermediary should use the following wire instructions:
The Bank of New York Mellon ABA 011001234 ATTN: Invesco Wire PurchaseDDA 729639Fund/Account # Shareholder Name
If you do not know your account # or settle on behalf of multiple accounts, please contact the Fund’s transfer agent for assistance.
By Telephone	Open your account as described above.	Call the Fund’s transfer agent at (800) 659-1005 and wire payment for your purchase order in accordance with the wire instructions noted above.

Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, federal law requires that the Fund verifies and records your identifying information.
Automatic Dividend and Distribution Investment
All of your dividends and distributions may be paid in cash or reinvested in the same Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same Fund in the form of full and fractional shares at net asset value.
Redeeming Shares
Redemption Fees
The Fund’s transfer agent or authorized intermediary, if applicable, must receive your call during the hours of the customary trading session of the New York Stock Exchange (NYSE) in order to effect the redemption at that day’s net asset value.
Your broker or financial intermediary may charge service fees for handling redemption transactions.
How to Redeem Shares
Through a Financial Intermediary	If placing a redemption request through your financial intermediary, redemption proceeds will be transmitted electronically to your pre-authorized bank account. The Fund’s transfer agent must receive your financial intermediary’s instructions before market close in order to effect the redemption on that day.
By Telephone	If placing a redemption request by telephone, you or any person authorized to make account transactions, must call the Fund’s transfer agent before market close in order to effect the redemption on that day.

Timing and Method of Payment
The Fund’s transfer agent will normally process redemptions within seven days after your redemption request is received in good order. “Good order” means that all necessary information and documentation related to the redemption request have been provided to the Fund’s transfer agent. If your request is not in good order, the Fund’s transfer agent may require additional documentation in order to redeem your shares. Payment may be postponed under unusual circumstances, as allowed by the SEC, such as when the NYSE restricts or suspends trading.
The Fund’s transfer agent uses reasonable procedures to confirm that instructions communicated via telephone and the Internet are genuine, and the Fund and the Fund’s transfer agent are not liable for losses arising from actions taken in accordance with instructions that are reasonably believed to be genuine.
Suspension of Redemptions
The right of redemption may be suspended or the date of payment postponed when (a) trading on the NYSE is restricted, as determined by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of the Fund not reasonably practicable.
Redemptions in Kind
Although the Fund generally intends to pay redemption proceeds solely in cash, the Fund reserves the right to determine, in its sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind). Redemptions in kind may result in transaction costs and/or market fluctuations associated with liquidating or holding the securities, respectively.
Redemptions Initiated by the Fund
If your account has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $750 for three consecutive months, the Fund has the right to redeem the account after giving you 60 days’ prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $750.
If the Fund determines that you have not provided a correct Social Security or other tax identification number on your account application, or the Fund is not able to verify your identity as required by law, the Fund may, at its discretion, redeem the account and distribute the proceeds to you.
Rights Reserved by the Fund
The Fund and its agent reserve the right at any time to:
■	reject or cancel all or any part of any purchase order;
■	modify any terms or conditions related to the purchase or redemption of shares of the Fund; or
■	suspend, change or withdraw all or any part of the offering made by this prospectus.

A-1                                 Invesco Management Trust
INSTCL—12/12

Excessive Short-Term Trading Activity (Market Timing) Disclosures
The Board of Invesco Conservative Income Fund has not adopted any policies and procedures that would limit frequent purchases and redemptions of such Fund’s shares. The Board of Invesco Conservative Income Fund considered the risks of not having a specific policy that limits frequent purchases and redemptions, and determined that those risks were minimal. Nonetheless, to the extent that the Fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, the Fund’s yield could be negatively impacted.
The Board of the Invesco Conservative Income Fund does not believe that it is appropriate to adopt any such policies and procedures for the Fund for the following reasons:
■	The Fund is offered to investors as a cash management vehicle; investors perceive an investment in the Fund as an alternative to cash and must be able to purchase and redeem shares regularly and frequently.
■	One of the advantages of the Fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the Fund will be detrimental to the continuing operations of the Fund.
The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions, and it determined that those risks are minimal, especially in light of the reasons for not having such a policy as described above. Nonetheless, to the extent that the Fund must maintain additional cash and/or securities with short-term durations than may otherwise be required, the Fund’s yield could be negatively impacted. Moreover, excessive trading activity in the Fund’s shares may cause the Fund to incur increased brokerage and administrative costs.
The Fund and its agent reserve the right at any time to reject or cancel any part of any purchase order. This could occur if the Fund determines that such purchase may disrupt the Fund’s operation or performance.
Pricing of Shares
Determination of Net Asset Value
The price of the Fund’s shares is the Fund’s net asset value per share. The Fund values portfolio securities for which market quotations are readily available at market value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. The Fund values securities and assets for which market quotations are unavailable at their “fair value,” which is described below.
Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the Fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events that affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where the Adviser determines that the closing price of the security is stale or unreliable, the Adviser will value the security at its fair value.
Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. A fair value price is an estimated price that requires consideration of all appropriate factors, including indications of fair value available from pricing services. Fair value pricing involves judgment and a Fund that uses fair value methodologies may value securities higher or lower than another Fund using market quotations or its own fair value methodologies to price the same securities. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, than they would have received if the Fund had not fair-valued the security or had used a different methodology.
The Board has delegated the daily determination of fair value prices to the Adviser’s valuation committee, which acts in accordance with Board approved policies. Fair value pricing methods and pricing services can change from time to time as approved by the Board.
The intended effect of applying fair value pricing is to compute an NAV that accurately reflects the value of a Fund’s portfolio at the time that the NAV is calculated. An additional intended effect is to discourage those seeking to take advantage of arbitrage opportunities resulting from “stale” prices and to mitigate the dilutive impact of any such arbitrage. However, the application of fair value pricing cannot eliminate the possibility that arbitrage opportunities will exist.
Specific types of securities are valued as follows:
Senior Secured Floating Rate Loans and Senior Secured Floating Rate Debt Securities. Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using evaluated quotes provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as market quotes, ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.
Domestic Exchange Traded Equity Securities. Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, the Adviser will value the security at fair value in good faith using procedures approved by the Board.
Foreign Securities. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If an issuer specific event has occurred that the Adviser determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. The Adviser also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where the Adviser believes, at the approved degree of certainty, that the price is not reflective of current market value, the Adviser will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.
Fund securities primarily traded on foreign markets may trade on days that are not business days of the Fund. Because the net asset value of Fund shares is determined only on business days of the Fund, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the Fund.
Fixed Income Securities. Fixed income securities, such as government, corporate, asset-backed and municipal bonds, convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Pricing services generally value fixed income securities assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the Adviser's valuation committee will fair value the security using procedures approved by the Board.
Futures and Options. Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.
Swap Agreements. Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes
A-2                                 Invesco Management Trust

provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.
Open-end Funds. If the Fund invests in other open-end funds, other than open-end funds that are exchange traded, the investing Fund will calculate its net asset value using the net asset value of the underlying fund in which it invests, and the prospectuses for such open-end funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
The Fund determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day.
For financial reporting purposes and shareholder transactions on the last day of the fiscal quarter, transactions are normally accounted for on a trade date basis. For purposes of executing shareholder transactions in the normal course of business (other than shareholder transactions at a fiscal period-end), the Fund’s portfolio securities transactions are recorded no later than the first business day following the trade date.
The Fund’s current net asset value per share is made available on the Fund’s website at www.invesco.com/us.
Fair Value Pricing
Securities owned by the Fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a Fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board. An effect of fair value pricing may be to reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially “stale” prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.
Timing of Orders
The Fund prices purchase, exchange and redemption orders at the net asset value next calculated by the Fund after the Fund’s transfer agent, authorized agent or designee receives an order in good order for the Fund. Purchase, exchange and redemption orders must be received prior to the close of business on a business day, as defined by the Fund, to receive that day’s net asset value. Any applicable sales charges are applied at the time an order is processed.
Taxes
The Fund intends to qualify each year as a regulated investment company and, as such, is not subject to entity-level tax on the income and gain it distributes to shareholders. If you are a taxable investor, dividends and distributions you receive from the Fund generally are taxable to you whether you reinvest distributions in additional Fund shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received from the Fund during the prior calendar year. In addition, investors in taxable accounts should be aware of the following basic tax points as supplemented below where relevant:
Fund Tax Basics
■	The Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.
■	Distributions of net short-term capital gains are taxable to you as ordinary income. A Fund with a high portfolio turnover rate (a measure of how frequently assets within a Fund are bought and sold) is more likely to generate short-term capital gains than a Fund with a low portfolio turnover rate.
■	Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares.
■	None or only a nominal portion of the dividends paid by the Fund will qualify as qualified dividend income subject to reduced rates of taxation in the case of non-corporate shareholders.
■	The use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.
■	Distributions declared to shareholders with a record date in December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.
■	Any long-term or short-term capital gains realized on sale or redemption of your Fund shares will be subject to federal income tax. For tax purposes an exchange of your shares for shares of another Fund is the same as a sale. An exchange occurs when the purchase of shares of the Fund is made using the proceeds from a redemption of shares of another Fund and is effectuated on the same day as the redemption. Your gain or loss is calculated by subtracting from the gross proceeds your cost basis. Gross proceeds and cost basis will be reported to you and the Internal Revenue Service (IRS). Cost basis will be calculated using the Fund’s default method of average cost, unless you instruct the Fund to use a different calculation method. Shareholders should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account. For more information about the cost basis methods offered by Invesco, please refer to the Tax Center located under the Accounts & Services menu of our website at www.Invesco.com/us.
■	At the time you purchase your Fund shares, the Fund’s net asset value may reflect undistributed income or undistributed capital gains. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in the Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.” In addition, the Fund’s net asset value may, at any time, reflect net unrealized appreciation, which may result in future taxable distributions to you.
■	By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.
■	You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.
■	An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
■	Fund distributions and gains from sale or exchange of your Fund shares generally are subject to state and local income taxes.
■	If the Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit. You will then be required to include your pro-rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
A-3                                 Invesco Management Trust

■	Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits, and estate taxes may apply to an investment in a Fund.
■	Under the Foreign Account Tax Compliance Act (FATCA), a Fund will be required to withhold a 30% tax on the following payments or distributions made by the Fund to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts: (a) income dividends and (b) after December 31, 2018, certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
The above discussion concerning the taxability of Fund dividends and distributions and of redemptions and exchanges of Fund shares is inapplicable to investors that generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (IRAs) and Roth IRAs.
This discussion of “Taxes” is for general information only and not tax advice. All investors should consult their own tax advisers as to the federal, state, local and foreign tax provisions applicable to them.
A-4                                 Invesco Management Trust

Obtaining Additional Information
More information may be obtained free of charge upon request. The SAI, a current version of which is on file with the SEC, contains more details about the Fund and is incorporated by reference into this prospectus (is legally a part of this prospectus). Annual and semi-annual reports to shareholders contain additional information about the Fund’s investments. The Fund’s annual report also discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.
If you have questions about an Invesco Fund or your account, or you wish to obtain a free copy of the Fund’s current SAI, annual or semi-annual reports or Form N-Q, please contact us.
By Mail:	Invesco Investment Services, Inc. P.O. Box 219078 Kansas City, MO 64121-9078
By Telephone:	(800) 659-1005
On the Internet:	You can send us a request by e-mail or download prospectuses, SAIs, annual or semi-annual reports via our Web site: www.invesco.com/us
You can also review and obtain copies of the Fund’s SAI, annual or semi-annual reports, Forms N-Q and other information at the SEC’s Public Reference Room in Washington, DC; on the EDGAR database on the SEC’s Web site (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC’s Public Reference Section, Washington, DC 20549-1520 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-551-8090 for information about the Public Reference Room.
Invesco Conservative Income Fund SEC 1940 Act file number: 811-22957

invesco.com/us	CINC-PRO-1